Exhibit 99.1

Guidewire Software Announces Second Quarter Fiscal 2019 Financial Results

Foster City, CA - March 6, 2019 - Guidewire Software, Inc. (NYSE: GWRE), provider of the industry platform Property and Casualty (“P&C”) insurers rely upon, today announced its financial results for the fiscal quarter ended January 31, 2019.

“We exceeded our guidance ranges for revenue and profitability in the second quarter,” said Marcus Ryu, chief executive officer, Guidewire Software. “During the quarter, we extended our overall market momentum and demonstrated particular success with our cloud and digital initiatives, completing another InsuranceSuite Cloud deal and signing significant new business for digital enablement. We continue to invest in Guidewire Insurance Platform to service the growing demand we see for cloud-based core systems and to strengthen our role as a trusted partner for enabling digital transformation in the $2 trillion global P&C industry.”

As of the first quarter of fiscal 2019, Guidewire began reporting results under Accounting Standards Codification Topic 606, Revenue Recognition (“ASC 606”), using the modified retrospective method. Financial results for reporting periods prior to fiscal year 2019 are presented as previously disclosed in conformity with then existing guidance.

Second Quarter Fiscal 2019 Financial Highlights

Revenue

•
Total revenue for the second quarter of fiscal year 2019 was $169.3 million, an increase of 3% from the same quarter in fiscal year 2018. License and subscription revenue was $87.1 million, an increase of 3%; services revenue was $60.9 million, an increase of 1%; and maintenance revenue was $21.3 million, an increase of 11%.

Profitability

•	GAAP loss from operations was $5.5 million for the second quarter of fiscal year 2019, compared with a $0.7 million loss in the comparable period in fiscal year 2018.

•	Non-GAAP income from operations was $26.1 million for the second quarter of fiscal year 2019, compared with a $32.0 million non-GAAP income in the comparable period in fiscal year 2018.

•
GAAP net income was $0.8 million for the second quarter of fiscal year 2019, compared with a $45.6 million loss for the comparable period in fiscal year 2018, which was adversely impacted by the effects of the provisions of The Tax and Jobs Act passed in December 2017. GAAP net income per share was $0.01, based on diluted weighted average shares outstanding of 82.2 million, compared with a $0.59 net loss per share for the comparable period in fiscal year 2018, based on diluted weighted average shares outstanding of 76.9 million.

•
Non-GAAP net income was $27.9 million for the second quarter of fiscal year 2019, compared with $25.5 million non-GAAP net income in the comparable period in fiscal year 2018. Non-GAAP net income per share was $0.34, based on diluted weighted average shares outstanding of 82.2 million, compared with a $0.33 net income per share in the comparable period in fiscal year 2018, based on diluted weighted average shares outstanding of 76.9 million.

Liquidity

•
The Company had $1.24 billion in cash, cash equivalents, and investments at January 31, 2019, compared with $1.26 billion at July 31, 2018. The Company used $13.0 million in cash from operations during the six months ended January 31, 2019.

Business Outlook
Guidewire is issuing the following outlook for the third fiscal quarter and fiscal year of 2019 based on current expectations:

(in $ millions, except per share outlook)	Third Quarter Fiscal 2019			Fiscal Year 2019
Revenue	152.5	-	156.5	725.0	-	732.0
License and subscription revenue	68.0	-	72.0	381.0	-	389.0
Maintenance revenue	19.5	-	20.5	82.0	-	84.0
Services revenue	63.0	-	66.0	257.0	-	265.0
GAAP operating loss	(31.1)	-	(27.1)	(13.6)	-	(7.6)
Non-GAAP operating income	—	-	4.0	112.0	-	118.0
GAAP net income (loss)	(9.7)	-	(8.4)	4.5	-	6.5
GAAP net income (loss) per share	(0.12)	-	(0.10)	0.06	-	0.08
Non-GAAP net income	4.1	-	7.5	110.8	-	115.8
Non-GAAP net income per share	0.05	-	0.09	1.35	-	1.41

Conference Call Information

What:	Guidewire Software Second Quarter Fiscal 2019 Financial Results Conference Call

When:	Wednesday, March 6, 2019

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(866) 548-4713, Domestic
(323) 794-2093, International

Replay:	(844) 512-2921, Passcode 1442591, Domestic
(412) 317-6671, Passcode 1442591, International

Webcast:	http://ir.guidewire.com/ (live and replay)

The webcast will be archived on Guidewire’s website (www.guidewire.com) for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income (loss), Non-GAAP net income (loss), Non-GAAP income tax provision (benefit), and Non-GAAP net income (loss) per share. Non-GAAP operating income (loss) excludes stock-based compensation and amortization of intangibles. Non-GAAP net income (loss), Non-GAAP income tax provision (benefit), and Non-GAAP net income (loss) per share also exclude the amortization of debt discount and issuance costs from our convertible notes and the related tax effects of the non-GAAP adjustments. The estimated annual tax rates used in the business outlook to compute GAAP and Non-GAAP net income exclude discrete items such as forecasted tax benefits related to stock-based compensation.
Guidewire believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including the financial tables at the end of this press release, and not to rely on any single financial measure to evaluate the Company’s business.

About Guidewire Software
Guidewire delivers the industry platform that P&C insurers rely upon to adapt and succeed in a time of accelerating change. We provide the software, services, and partner ecosystem to enable our customers to run, differentiate, and grow their business. We are privileged to serve more than 350 companies in 40 countries. For more information, please visit www.guidewire.com and follow us on twitter: @Guidewire_PandC.

NOTE: For information about Guidewire’s trademarks, visit https://www.guidewire.com/legal-notices.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning and future investments. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the market for our software may develop more slowly than expected or than it has in the past; quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenue; our services revenue produce lower gross margins than our license and maintenance revenue; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; changes in accounting guidance on revenue recognition, such as contained in ASC 606, have and may cause us to experience greater volatility in our quarterly and annual results; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	January 31, 2019	July 31, 2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$360,169	$437,140
Short-term investments	706,203	630,008
Accounts receivable, net	119,699	124,849
Unbilled accounts receivable, net	47,493	—
Prepaid expenses and other current assets	30,234	30,510
Total current assets	1,263,798	1,222,507
Long-term investments	171,873	190,952
Unbilled accounts receivable, net	11,459	—
Property and equipment, net	30,017	18,595
Intangible assets, net	81,037	95,654
Goodwill	340,877	340,877
Deferred tax assets, net	83,922	87,482
Other assets	35,330	22,525
TOTAL ASSETS	$2,018,313	$1,978,592
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$20,967	$30,635
Accrued employee compensation	44,448	60,135
Deferred revenue, net	90,979	114,138
Other current liabilities	13,276	20,280
Total current liabilities	169,670	225,188
Convertible senior notes, net	311,141	305,128
Deferred revenue, net	21,381	23,758
Other liabilities	1,739	774
Total liabilities	503,931	554,848
STOCKHOLDERS’ EQUITY:
Common stock	8	8
Additional paid-in capital	1,346,620	1,297,979
Accumulated other comprehensive loss	(7,554)	(7,748)
Retained earnings	175,308	133,505
Total stockholders’ equity	1,514,382	1,423,744
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,018,313	$1,978,592

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended January 31,		Six Months Ended January 31,
	2019	2018	2019	2018
Revenue:
License and subscription	$87,124	$84,221	$181,393	$114,314
Maintenance	21,264	19,110	42,267	38,040
Services	60,878	60,457	125,289	119,605
Total revenue	169,266	163,788	348,949	271,959
Cost of revenue:
License and subscription	14,739	9,040	28,069	15,755
Maintenance	3,954	3,593	7,822	7,060
Services	60,937	55,136	126,198	107,848
Total cost of revenue	79,630	67,769	162,089	130,663
Gross profit:
License and subscription	72,385	75,181	153,324	98,559
Maintenance	17,310	15,517	34,445	30,980
Services	(59)	5,321	(909)	11,757
Total gross profit	89,636	96,019	186,860	141,296
Operating expenses:
Research and development	46,471	43,657	91,967	79,368
Sales and marketing	31,173	31,961	63,492	55,571
General and administrative	17,541	21,066	35,886	39,737
Total operating expenses	95,185	96,684	191,345	174,676
Loss from operations	(5,549)	(665)	(4,485)	(33,380)
Interest income	7,553	1,573	14,404	3,485
Interest expense	(4,287)	(7)	(8,531)	(11)
Other income (expense), net	1,148	1,658	(341)	1,396
Income (loss) before income taxes	(1,135)	2,559	1,047	(28,510)
Provision for (benefit from) income taxes	(1,891)	48,114	(5,198)	25,959
Net income (loss)	$756	$(45,555)	$6,245	$(54,469)
Net income (loss) per share:
Basic	$0.01	$(0.59)	$0.08	$(0.72)
Diluted	$0.01	$(0.59)	$0.08	$(0.72)
Shares used in computing net income (loss) per share:
Basic	81,217,511	76,859,040	81,058,562	76,023,237
Diluted	82,191,668	76,859,040	82,289,773	76,023,237

(1) Amounts include stock-based compensation expense as follows:

	Three Months Ended January 31,		Six Months Ended January 31,
	2019	2018	2019	2018
	(unaudited, in thousands)
Stock-based compensation expense:
Cost of license and subscription revenue	$535	$258	$869	$432
Cost of maintenance revenue	558	481	1,092	936
Cost of services revenue	6,191	5,446	12,159	10,672
Research and development	6,440	7,697	12,844	12,609
Sales and marketing	5,074	5,024	9,695	9,241
General and administrative	5,555	6,126	11,027	10,765
Total stock-based compensation expense	$24,353	$25,032	$47,686	$44,655

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended January 31,		Six Months Ended January 31,
	2019	2018	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$756	$(45,555)	$6,245	$(54,469)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	9,789	9,681	19,442	16,315
Amortization of debt discount and issuance costs	3,027	—	6,013	—
Stock-based compensation	24,353	25,032	47,686	44,655
Charges to bad debt and revenue reserves	114	—	352	—
Deferred income tax	(3,355)	47,995	(7,340)	24,287
Amortization of premium (accretion of discount) on available-for-sale securities	(2,026)	151	(3,816)	361
Other non-cash items affecting net income (loss)	141	—	515	—
Changes in operating assets and liabilities:
Accounts receivable	(24,198)	(17,200)	4,414	(16,345)
Unbilled accounts receivable	(4,529)	—	(30,190)	—
Prepaid expenses and other assets	(4,815)	436	(66)	(3,139)
Accounts payable	(6,544)	2,966	(14,475)	4,834
Accrued employee compensation	13,786	6,406	(15,262)	(17,547)
Other liabilities	2,802	1,160	1,111	804
Deferred revenue	4,925	16,622	(27,650)	16,690
Net cash provided by (used in) operating activities	14,226	47,694	(13,021)	16,446
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(209,433)	(43,977)	(462,902)	(110,820)
Sales and maturities of available-for-sale securities	172,194	77,277	410,583	170,316
Purchases of property and equipment	(8,061)	(2,721)	(11,006)	(4,620)
Capitalized software development costs	(644)	(252)	(1,103)	(769)
Acquisitions of business, net of acquired cash	—	(130,376)	—	(130,376)
Net cash used in investing activities	(45,944)	(100,049)	(64,428)	(76,269)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock upon exercise of stock options	414	362	1,103	727
Net cash provided by financing activities	414	362	1,103	727
Effect of foreign exchange rate changes on cash and cash equivalents	151	1,881	(625)	1,207
NET DECREASE IN CASH AND CASH EQUIVALENTS	(31,153)	(50,112)	(76,971)	(57,889)
CASH AND CASH EQUIVALENTS—Beginning of period	391,322	255,399	437,140	263,176
CASH AND CASH EQUIVALENTS—End of period	$360,169	$205,287	$360,169	$205,287

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below:
	Three Months Ended January 31,		Six Months Ended January 31,
	2019	2018	2019	2018
Income (loss) from operations reconciliation:
GAAP income (loss) from operations	$(5,549)	$(665)	$(4,485)	$(33,380)
Non-GAAP adjustments:
Stock-based compensation (1)	24,353	25,032	47,686	44,655
Amortization of intangibles (1)	7,309	7,669	14,618	12,445
Non-GAAP income (loss) from operations	$26,113	$32,036	$57,819	$23,720

Net income (loss) reconciliation:
GAAP net income (loss)	$756	$(45,555)	$6,245	$(54,469)
Non-GAAP adjustments:
Stock-based compensation (1)	24,353	25,032	47,686	44,655
Amortization of intangibles (1)	7,309	7,669	14,618	12,445
Amortization of debt discount and issuance costs (2)	3,027	—	6,013	—
Tax impact of non-GAAP adjustments (3)	(7,501)	38,364	(16,724)	18,081
Non-GAAP net income (loss)	$27,944	$25,510	$57,838	$20,712

Tax provision (benefit) reconciliation:
GAAP tax provision (benefit)	$(1,891)	$48,114	$(5,198)	$25,959
Non-GAAP adjustments:
Stock-based compensation (1)	4,030	6,721	7,890	13,191
Amortization of intangibles (1)	1,210	2,060	2,419	3,635
Amortization of debt discount and issuance costs (2)	501	—	995	—
Other income tax effects and adjustments (3)	1,760	(47,145)	5,420	(34,907)
Non-GAAP tax provision (benefit)	$5,610	$9,750	$11,526	$7,878

Net income (loss) per share reconciliation:
GAAP net income (loss) per share - diluted	$0.01	$(0.59)	$0.08	$(0.72)
Non-GAAP adjustments:
Stock-based compensation (1)	0.30	0.33	0.58	0.59
Amortization of intangibles (1)	0.09	0.10	0.18	0.16
Amortization of debt discount and issuance costs (2)	0.04	—	0.07	—
Tax impact of non-GAAP adjustments (3)	(0.10)	0.49	(0.20)	0.23
Non-GAAP net income (loss) per share - diluted	$0.34	$0.33	$0.71	$0.26

Shares used in computing Non-GAAP income (loss) per share amounts:
GAAP weighted average shares - diluted	82,191,668	76,859,040	82,289,773	76,023,237
Non-GAAP dilutive shares excluded from GAAP loss per share calculation (4)	—	1,460,188	—	1,429,707
Pro forma weighted average shares - diluted	82,191,668	78,319,228	82,289,773	77,452,944

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustments reflect the amortization of debt discount and issuance costs related to the issuance of our Senior Convertible Notes recognized during the period for GAAP purposes.
(3) Adjustments reflect the tax benefit (provision) resulting from all non-GAAP adjustments.
(4) Due to the occurrence of a net loss on a GAAP basis, potentially dilutive securities were excluded from the calculation of GAAP earnings per share, as they would have an anti-dilutive effect. However, as net income was earned on a non-GAAP basis, these shares have a dilutive effect on a non-GAAP earnings per share and are included here.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP outlook in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	Third Quarter Fiscal 2019			Fiscal Year 2019
Operating income (loss) outlook reconciliation:
GAAP operating loss	(31.1)	-	(27.1)	(13.6)	-	(7.6)
Non-GAAP adjustments:
Stock-based compensation	23.3	-	24.3	95.0	-	98.0
Amortization of intangibles	7.0	-	7.5	28.6	-	29.6
Non-GAAP operating income	—	-	4.0	112.0	-	118.0

Net income (loss) outlook reconciliation
GAAP net income (loss)	(9.7)	-	(8.4)	4.5	-	6.5
Non-GAAP adjustments:
Stock-based compensation	23.3	-	24.3	95.0	-	98.0
Amortization of intangibles	7.0	-	7.5	28.6	-	29.6
Amortization of debt discount and issuance costs	3.1	-	3.1	12.2	-	12.2
Tax impact of non-GAAP adjustments	(20.3)	-	(18.3)	(31.4)	-	(28.5)
Non-GAAP net income	4.1	-	7.5	110.8	-	115.8